SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported)    August 12, 2005

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2000 East Lamar Boulevard, Suite 600
Arlington, Texas 76006
(Address of principal executive offices)

817-462-4091
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On August 13, 2005, our wholly owned subsidiary, Quest Canada Corp. entered into a Participation Agreement with Vega Resources, Ltd. whereby it obtained the right to earn a 100% working interest in the Empress Project, located 160 miles east of Calgary, Alberta. The Empress Project contains 4 sections of Crown Petroleum and Natural Gas rights.

The agreement stems from the January 21, 2005, Farmout and Option Agreement between Vega, Hanna Oil and Gas Company - Canada, Inc., Firefly Resources, Ltd. and Moraine Resources, Ltd. Pursuant to the terms of the Farmout and Option Agreement, Vega obtained the right to earn a 100% working interest in the Empress Project and Hanna, Firefly and Moraine retained a 15% overriding royalty on the project.

Pursuant to the terms of the Participation Agreement with Vega, Quest Canada assumed the rights and obligations of Vega under Vega’s Farmout and Option Agreement for the Empress Project. In return, Quest Canada became entitled to 100% of Vega’s benefits and interests under the Farmout and Option Agreement. Vega retained a 3% overriding royalty on the project.

On August 12, 2005 Quest Canada entered into an Operator Agreement with TransAction Oil & Gas Ventures, Inc. whereby TransAction agreed to act as the operator for the Empress Project. Pursuant to the terms of the Operator Agreement, TransAction was assigned and granted a 5% carried working interest for the project.

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

    Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03  Material Modification to Rights of Security Holders.

Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

Not applicable.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Not applicable.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Section 6 - [Reserved]

     Not applicable.

Section 7 - Regulation FD

      Item 7.01  Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

      Item 8.01  Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

      Item 9.01  Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Not applicable.

(b)    Pro Forma Financial Information.

Not applicable.

(c)    Exhibits.

Number      Description

10.1        Operator Agreement dated August 12, 2005 by and between Quest Canada Corp. and TransAction Oil & Gas Ventures, Inc.

10.2        Farmout and Option Agreement dated January 21, 2005 by and between Vega Resources, Ltd., Hanna Oil and Gas Company - Canada, Inc., Firefly Resources, Ltd. and Moraine Resources, Ltd.

10.3        Participation Agreement dated August 13, 2005 by and between Quest Canada Corp. and Vega Resources, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Cameron King_________________________
By:	Cameron King
Its:	CEO and President